Business combinations	12 Months Ended
Dec. 31, 2018
Disclosure Of Business Combinations [Abstract]
Business combinations
5.	Business combinations

During 2017, the Group acquired the operations of five separate businesses. The acquisitions were accounted for under the acquisition method. The total purchase consideration paid was €85 million, of which €52 million was in cash and €33 million in equity. Of the total purchase consideration, €71 million has been recorded to goodwill, €17 million to acquired intangible assets, €4 million to deferred tax liabilities, and €1 million to tangible assets.

The goodwill of €71 million represents the future economic benefits expected to arise from other intangible assets acquired that do not qualify for separate recognition, including an experienced workforce and expected future synergies.

Included in the arrangements are payments that are contingent on continued employment. The payments are recognized as remuneration for post-combination services and are automatically forfeited if employment terminates. A total of up to €22 million of post-combination cash pay-outs will be recorded as compensation expense over service periods of up to three years.

Included in one of the arrangements are 61,880 restricted stock awards that are contingent on continued employment and are accounted for as equity-settled share-based payment transactions. A total of €6 million of post-combination expense will be recorded over the service period of two- and three-years from the acquisition date if not forfeited by the employees (see Note 17).